THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                              ANNUAL REPORT - 1995

TO OUR SHAREHOLDERS:

      The bull market stumbled at year-end 1995 as the Administration and Congress fought over a balanced budget agreement. However, an early Christmas gift from the Federal Reserve in the form of a 25 basis point drop in the federal funds rate helped stocks regain some momentum to end the year at near-record levels. Investors continued to migrate from technology stocks to consumer non-durables, seeking safety in the form of more predictable earnings in 1996. Cyclical stocks staged a comeback with the recognition that the economy still had some "legs".

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                 -----------------------------------------------
                                                   1st         2nd        3rd          4th           Year
                                                   ---         ---        ---          ---           ----
1995:    Net Asset Value ....................    $11.41      $11.75     $12.81       $11.61        $11.61
         Total Return .......................       8.8%        3.0%       9.0%         0.3%         22.5%
--------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value ....................    $11.37      $11.55     $12.43       $10.49        $10.49
         Total Return .......................      (6.0%)       1.6%       7.6%        (2.7%)         0.0%
--------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value ....................    $11.15      $11.93     $13.92       $12.09        $12.09
         Total Return .......................      10.1%        7.0%      16.7%         1.5%         39.4%
--------------------------------------------------------------------------------------------------------------
1992:    Net Asset Value ....................    $10.40      $ 9.84     $10.04       $10.13        $10.13
         Total Return .......................       9.7%       (5.4%)      2.0%         6.4%         12.7%
--------------------------------------------------------------------------------------------------------------
1991:    Net Asset Value ....................    $ 9.51      $ 9.50     $ 9.57       $ 9.48        $ 9.48
         Total Return .......................      11.8%       (0.1%)      0.7%         2.5%         15.3%
--------------------------------------------------------------------------------------------------------------
1990:    Net Asset Value ....................    $ 9.23      $ 9.36     $ 8.19       $ 8.51        $ 8.51
         Total Return .......................      (2.4%)       1.4%     (12.5%)        9.0%         (5.6%)
--------------------------------------------------------------------------------------------------------------
1989:    Net Asset Value ....................        --          --         --       $ 9.58        $ 9.58
         Total Return .......................        --          --         --          2.1%(b)       2.1%(b)
--------------------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1995 (a)
----------------------------------------------
1 Year ...........................    22.5%
       ...........................    15.7%(c)
5 Year ...........................    17.3%
       ...........................    16.0%(c)
Life of Fund (b) .................    12.9%
       ...........................    11.9%(c)
----------------------------------------------

                        Dividend History
-----------------------------------------------------------------
Payment (ex) Date        Rate Per Share        Reinvestment Price
-----------------        --------------        ------------------
December 27, 1995             $ 1.230                $11.56
December 30, 1994             $ 1.600                $10.49
December 31, 1993             $ 2.036                $12.09
December 31, 1992             $ 0.553                $10.13
December 31, 1991             $ 0.334                $ 9.48
December 31, 1990             $ 0.420                $ 8.51
March 19, 1990                $ 0.120                $ 9.21
December 29, 1989             $0.0678                $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  THE GABELLI VALUE FUND AND THE S&P 500 INDEX


  [GRAPH - GABELLI VALUE FUND VS S&P 500 INDEX GROWTH OF $10,000 INVESTMENT]

Gabelli Value Fund vs S&P 500 Index
Growth of $10,000 Investment
                                 Gabelli Value
                  S&P 500 Index       Fund
                  -------------  -------------
09/29/89             $10,000        $ 9,450
12/31/89             $10,210        $ 9,648
12/31/90             $ 9,893        $ 9,108
12/31/91             $12,910        $10,502
12/31/92             $13,556        $11,836
12/31/93             $14,925        $16,510
12/31/94             $15,119        $16,510
12/31/95             $20,803        $20,220

* Past performance is not predictive of future performance. Includes effect of maximum sales charge of 5.5%

      Broadcast and filmed entertainment stocks retreated as excitement over mega-mergers waned. As a group, telecommunications stocks continued to suffer from the failure of Congress to pass a comprehensive telecommunications bill.

INVESTMENT PERFORMANCE

      For the three months ended December 31, 1995, The Gabelli Value Fund's (the "Fund") net asset value increased 0.3%. This compares to gains of 6.0% for the unmanaged Standard & Poor's 500 Index (S&P 500), and 0.0% and 2.2%, respectively, for the Value Line Composite and Russell 2000 Index, each of which are unmanaged indicators of stock market performance. For the year ended December 31, 1995, the Value Fund gained 22.5% versus 37.6% for the S&P 500, 19.3% for the Value Line Composite and 28.4% for the Russell 2000 Index.

      The Fund's total return since inception on September 29, 1989, through December 31, 1995, was 113.9%, which reflects an average annual total return of 12.9% assuming reinvestment of all dividends and distributions. The Fund's three- and five-year average annual returns through December 31, 1995, were 19.5% and 17.3%, respectively. This compares with average annual returns of 15.3% and 16.6% for the S&P 500 during the respective periods. On December 31, 1995, the Fund's shareholder base was 38,545 and total net assets were $486.1 million.


COMMENTARY


THE GREAT BULL MARKET OF 1995 -- A HARD ACT TO FOLLOW

    MODEST                   STRONG                  LOW              DECLINING               RISING
ECONOMIC GROWTH    +    CORPORATE PROFITS    +    INFLATION    +    INTEREST RATES    =    STOCK PRICES

      This simple equation drove equity prices to record levels in 1995. Will the same factors add up to another good year for stocks in 1996? Let's take a fresh look at all the components of this winning formula.


                                       2
      We are estimating growth in Gross Domestic Product (GDP) of 2.5% to 3% this year. With lower interest rates in Great Britain, Germany and France as a stimulant, we see European economies growing at about 2%. As a free market system continues to evolve in China and the expansion of the middle classes in more developed Asian countries translates into economic activity, Pacific Rim economies should regain momentum. In short, we anticipate reasonably good worldwide economic growth in the year ahead.

      On the inflation front, we see little pressure coming from wage increases. In fact, we are encouraged by the strong stands governments here and abroad are taking against inflationary wage demands. Even the French, who have traditionally been at the mercy of public workers unions, are holding the line. Rising food and fuel prices could, however, result in more inflation than most investors expect. Lower grain production in the U.S. last year, strong demand from the Chinese, and crop failures in the former Soviet Union will push food prices higher. Regarding energy, we are producing less and consuming more. This will ultimately lead to higher pricing. The potential of political unrest in Saudi Arabia may be a short-term catalyst for higher fuel prices. We are estimating that inflation could run as high as 3.5% in the second half of 1996.

      If this inflation forecast proves accurate, long-term interest will not stay at the current 6% level. Herein lies the primary threat to the stock market. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman who is up for reappointment in an election year, interest rates are bound to come down. At current levels, stock and bond valuations reflect this consensus. With a soft economy coupled with a very flat yield curve, we could see short-term rates come down without long-term rates following. Be reminded that price/earnings multiples are a function of earnings growth and longer term interest rates. If earnings growth slows as we anticipate and long rates remain flat or possibly trend modestly higher, stock multiples are likely to contract.

      Flow of funds into the U.S. stock market should continue to be favorable. Equity mutual funds still enjoy strong cash inflows. If deal activity matches that of 1995 ($458 billion in the U.S. and $866 billion worldwide), investors will end up with a pile of cash. In addition, corporate stock buybacks and rising dividends will buttress stock prices. Some of that money finds its way into initial public offerings. More will go into non-U.S. investments, particularly markets which languished in 1995. But much more will be recycled into a shrinking supply of stock.



                                       3
      Our conclusion from all this conjecture is a somewhat different formula for the 1996 stock market:

    MODEST                   DECENT                  LOW            SLIGHTLY HIGHER        A DECENT, BUT MUCH LESS
ECONOMIC GROWTH    +    CORPORATE PROFITS    +    INFLATION    +    INTEREST RATES    =    INSPIRING STOCK MARKET



                            BARRON'S 1996 ROUNDTABLE

   We thought we would share with you excerpts from BARRON's 1996 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

   Q: WHAT DO YOU HAVE TO SAY FOR YOURSELF, MARIO?

   GABELLI: To echo some of the comments I heard on the economy, I basically take the point of view that we'll have 2% GNP growth. Inflation - I worry about the same things that everybody else does - food and fuel. To comment about food, in particular - soybean, wheat and corn production were down in the U.S. last year, carryovers are at an all-time low. You had, in addition, a major crop failure in Russia, one of the worst harvests in 30 years. The Chinese are consuming more because of income elasticity. So we worry about food, which in turn creates an opportunity for some of the stocks that we like. On the fuel front, just to echo some comments that you heard earlier, we're producing less and consuming more and who knows what's going on in Saudi Arabia? From my point of view, interest rates trend up in the second half of the year. I don't have any strong convictions on the market. Statistically, it's not cheap.

   Q: DO YOU HAVE A STRONG CONVICTION ON INTEREST RATES?

   GABELLI: I just believe that if inflation tracks at 3.5% in the second half of '96, long rates don't stay at 6.04%. They closed at 6.04% or 6.09% today and I am not in the camp that believes that is a stable level. So you won't have the interest-rate tailwind to up-earnings that you had last year. On the other side of the coin, flow of funds is a very important positive. In 1995, deals set an all-time record: $458 billion was taken out of the market, or at least announced - and on a global basis, it was $866 billion. Now, some of that is put back in through IPOs, and they are surging, but that's just de minimis, relative to the amount of deals. In 1996, I think, you will see deals coming at an even higher rate. You'll see more IPOs too, but nowhere near what is coming back into the market in terms of flow of funds - and you will probably see a lot more of that money flowing out into the global marketplace. In 1989, the U.S. market was 31% of the world market, Japan was 39.6%. Last year, the U.S. was 40%. That number is not going up, it is going to decline.

      Overall, the economy, which looks like it's stuck in snow at the moment, actually looks reasonably good for the full year. A great environment for stock selection. In 1997, Europe should be quite on the way to recovery and that's terrific for U.S. exporters - and terrific from the point of view of 1997.


                                       4
ZULAUF: I WANT TO SAY - YOU ERR ON THE YEAR.

GABELLI: No. I'm not there in '96, but you should have interest rates coming down there sufficiently to help. That's also important to S&P-type earnings.

   Anyway, 1996 is going to be another great year for M&A. I just happen to like that part of the world. I started off last year by saying, "banks, brokers and broadcasters". This year, even Michael Price has an exit strategy - but I guess he falls into the broker category. Anyway, this year, I'll add the Baby Bells. Once the telecom bill comes out of Congress, these gorillas will be making an enormous number of acquisitions. And every time I think the defense contractors have consolidated, there's another deal - the Westinghouse deal that Northrop Grumman just announced, Loral doing a deal with someone else. You are going to see a whole series of areas become happy hunting grounds. If someone wants to pin me down, some of the names on my list of speculative potential takeover candidates are: Sequa, Quaker Oats and International Family Entertainment.

PERKINS: BUT WAIT, MARIO, ARE WE GOING TO GET A TELECOM BILL SOON?

GABELLI: Well, you will have it one way or the other. Either you have it formally or - the global marketplace is coming along too fast. I said this three years ago. Regulators are always behind. As soon as you have a new rule, it is dated. But a new law is important, because it would take the RBOCs, the Regional Bell Operating Companies, out of focusing on Washington, and allow them to focus on global dynamics, including acquisitions. You saw some smoke with Bell Atlantic trying to make love with Nynex. It is like elephants in heat, you just have to get out of the way, once they have that passion. And, I think, that passion is going to become very visible in 1996.

Q: THAT'S A VERY GRAPHIC IMAGE.

GABELLI: Okay, in 1996, the other way you make money is split-ups. You know, the AT&Ts, the ITTs of the world announcing split-ups. And you'll make some money on the companies that they spin off. There are a bunch-

Q: BEFORE YOU GET TO THOSE, HOW MUCH OF THAT HUGE AMOUNT OF M&A ACTIVITY YOU CITED FOR LAST YEAR WAS PAID OUT IN STOCK AND HOW MUCH IN CASH?

GABELLI: I don't have the specific number, someone can do all of that - but I think it was $220 billion in cash. I can't tell you that I remember if that was what was announced or what closed, but that buys a lot of prosciutto, chopped liver and other companies. That's an enormous amount of cash. I mean, we could sit here and start ticking them off. There was a Monday a few weeks ago on which seven mergers were announced - and it's global. It's very specific. It is the French company, CarnaudMetalbox, where you have an American company, Crown Cork & Seal, making a tender offer. We had International Paper overbidding a Swiss company. You had an American utility trying to buy a utility in England. It is very eclectic, but also very focused. There were around 1,000 bank deals in 1995-the number I recollect is $150 billion of them - Chase Manhattan, Chemical Banking, First Interstate go into that category. I see that as a very powerful plus - I don't see it abating in 1996. Corporations have the cash flow. They have appreciated securities. I think the long-term capital-gains tax rate comes down in 1996, so the seller says: "Not only do I get what I get, but I also keep more of it." It is going to be global again.


                                       5
   An old favorite of mine, those who monitor what I do may remember that I recommended LIN starting in 1969 - so Jimmy, I was around then!

Q: IT HAS NOT MOVED AT ALL THOUGH-

GABELLI: No, they did move, from New York to Seattle and now they are in Providence. It has gone cross-country. Like Forrest Gump, it just keeps running on and on.

Q: SO HAS THE STOCK WITHOUT GETTING ANYWHERE.

GABELLI: The stock is up 300 times probably. But this is the new LIN - LIN Television, the symbol is LNTV, there are 29 million shares out, the stock is at $29 or so. And 40% is owned by AT&T, a stake, which they acquired when they bought McCaw. LIN, for 1995, is going to report earnings of $1.20 a share. [subsequently reported $1.28] In 1996, $1.60. Those earnings, to the year 2000, ramp up to $2.50 with the private market value going up to $48 a share at that time. The driver to the broadcasters, aside from cash flow, is the fact that as part of this telecom bill - even if it doesn't go through - there will be a change in the rules regulating a TV broadcaster. Currently, a TV broadcaster is allowed to own 12 stations, as long as it doesn't exceed a certain percentage of the U.S. footprint, which is about 25% with some allowances for UHF. It is going to go to an unlimited number of stations, or a 35% footprint. So the urge to merge-

Q: WHETHER THE BILL PASSES OR NOT?

GABELLI: Yes. They can do it at the regulatory level, the Federal Communications Commission level. So the urge to merge is going to be very powerful. Particularly with interest rates where they are, with the banks lending, with sub-debt lenders coming back into the market, with the currency pretty reasonable. Within that context, LIN can go either way. I mean, this increases its odds of either being bought or sold. AT&T has to - if it owns over 25% after 1997 - go through a private-market appraisal. So they'll probably do things to skinny down their ownership. I like LIN. I would also like to add another small company that just became a television broadcaster - Westinghouse. I understand that Michael talked about it earlier [Roundtable, Part 2], but let me give you my point of view. I think that Michael Jordan, who left PepsiCo to go to Westinghouse, got bored. You know, $81 he paid for CBS. He did the leveraged buyout, he sold his defense-electronics business to unleverage it. But you have a very powerful array of radio stations in the Westinghouse deal. He'll probably sell some more assets, skinny down the balance sheet. To put some meat on the numbers, in Westinghouse you have 41.5 million shares, the stock is at $18, so that's about an $8 billion market value. With the sale of the defense-electronics business and the NOL they are down to about $4 billion of debt. We think that 1996 is a transition year, where they get their act together. And in 1997 through 2000, you'll have an acceleration in earnings to where, by the year 2000 (you have to look there, though I'll mention some road blocks between now and then) you have a value for the enterprise of about $43 a share and you have earnings of-of-of-

Q: YOU HAVE NO EARNINGS?

GABELLI: You'll have the earnings. I just can't find them-

                                       6
Q: IT'S HARD TO FIND THE EARNINGS IN THIS ONE!

GABELLI: Within that framework, Jordan continues to shift their emphasis away from their traditional business into broadcasting, where they have some knowledge of distribution. They're very good in television-station operations and in the radio business. A hidden asset is that they own a piece of Gaylord Entertainment's networks, Country Music Television and the Nashville Network. But the other thing that Westinghouse needs is a studio - and a studio needs Westinghouse. So whether it is Seagram, or whether it is Columbia, what we will see is further discussion as time goes on. In addition, unfortunately, I think that this Michael Jordan is going to prove like the other Michael Jordan. That is, while he can play basketball, he can't play big league baseball - while he may be good in the industrial world, I'm not so sure he can do as good a job in the entertainment world without a strong studio capability. So the urge to merge there is going to be interesting to watch, as well. A third company is Meredith Corp.

MACALLASTER: WHAT WILL WESTINGHOUSE EARN NEXT YEAR?

GABELLI: I'll give you a number in a minute, Archie.

Q: ARE YOU AFRAID TO READ IT?

GABELLI: I have $1.75 on one of my sheets here.

Q: IS THAT FOR 2000?

GABELLI: No. 2000 was the private-market value. You have to watch the PMVs - this is a mixed crowd. Meredith has 29 million shares, the stock is around $40. Cash and debt just basically cancel each other out. The company has two businesses - broadcasting, which is a handful of TV stations, and magazine publishing. The company has done an interesting job of getting out of some marginal businesses. I don't know which way they go in the future, but right now the dynamics are pretty powerful. The stock has about $75 million in publishing EBITDA and about $75 million of EBITDA in broadcasting and a few other businesses. The enterprise value is about $65 a share and that marches up to close to $100 by the year 2000. From a conventional - Archie MacAllaster - earnings-per-share point of view, the story is the same. I've got the earnings somewhere.

Q: WHAT WERE YOU DOING WHILE YOU WERE STUCK ON THAT TRAIN FOR SIX HOURS?

GABELLI: I left my sheets at the office. I was going to stop by this morning, but I never got there. Meredith is a June 30 fiscal year, so for June '96, they will do $2.75 and that should march up at a double-digit rate through 2000.

Q: WE KNEW YOU WOULD NEVER FIND THEM.

GABELLI: There are two other companies in the cable area that I like. One is International Family Entertainment. The virtue and the problem with this company is Pat Robertson - and we own a significant amount of stock. He is negotiating to buy a communications company in Pakistan. There are 38 million shares of stock, just split 5-for-4 - I haven't adjusted the shares. I suggested to him that if he is going to do that and create FamCom (Family Communications) he should also do a credit card. And

                                       7
if he does a credit card, why not sell Bibles, too? I mean, he has gone to the deep end here. We need to rein him in. If he becomes much more shareholder-sensitive, Family could be a very big stock.

   And finally, in this genre, I'll mention Cablevision Systems, which is headquartered on Long Island. It is selling at $55 has 2.7 million cable subscribers, and also owns Rainbow Programming Holdings. In addition, it created what I consider to be the precursor of localism, Channel 12 on Long Island. Everybody, today, is watching it. It is a local news channel. They dominate. Anyone on Long Island who wants to know about traffic or weather watches it. They created their own local opportunity there. And I think Chuck Dolan is going to split the company up. So those are several names in the cable network area. To switch gears I'll give you some eclectic ideas, totally at random. One is a snow-removal play.

Q: GEE, WHERE DID THAT COME FROM?

GABELLI: Right, it's topical. The airlines are having good traffic again. The airlines are also outsourcing more. In addition, the airlines are giving their vendors better prices, particularly in certain functions that they don't want to have anything to do with. So tomorrow, Jimmy, when you go to La Guardia. Hudson General will be at the airport. Hudson General closed at $33. There are 1.2 million shares out. What they do is remove snow, put de-icer on airplanes. And they own some land in Hawaii, which is kind of inconsistent. Basically, for the year that ends in June, they should earn about $7 a share.

Q: AND THE STOCK IS WHERE, DID YOU SAY?

GABELLI: At $33. Now there's a sidebar here: In December, Lufthansa, which is in the airport cleaning business, offered to buy one-quarter of Hudson General's airport service business for $25 million, which put a market value on the company fully diluted, of about $80 a share. The stock has totally ignored that. So Hudson General, to me, is a great asset play. I get over 1,000 acres of land in Hawaii for free. I'm buying the stock at 40 cents on the dollar to what Lufthansa would pay. And I'll have a significant surge in earnings. The company is right here in Great Neck, N.Y.

MACALLASTER: Is that $7 of straight operating earnings?

ROGERS: And what did they earn in fiscal '95?

GABELLI: For the year ended June 30, 1995 - I'm trying to read my notes here. You're asking too many questions, guys.

ROGERS: Well, was that $7, down from $9, or $7, up from $1?

GABELLI: No. no. Earnings were $7 two years ago, dropped to $3-and-change last fiscal year, and will be back up significantly this year.

Q: SO IT IS A STABLE BUSINESS?

GABELLI: That is because- superimposed on a growing EBITDA - you have an unstable element tied to the number of inches of snow fall they get paid to remove. There's about $2.50 a share incremental from snow. They're going to clean up.

MACALLASTER: Better buy it tomorrow, then.

                                       8
GABELLI: I have bought it for the last four years. As you know, my clients own 35% of the company.

MACALLASTER: No, I didn't know that.

Q: YOU SHOULD HAVE GUESSED?

ROGERS: Is that why it snowed today, you are trying to get rid of the stock?

GABELLI: Another idea, along that eclectic line, is cigars. Cigar smoking is in again. If you took every male between the ages of 25 and 35 and allowed only 10% to become frequent cigar smokers - which is defined as one cigar per week you would quadruple the size of the market.

ROGERS: I might also point out that females are smoking cigars, too.

GABELLI: I was going to say, in addition, if you get 1% of the female market... You know, I've long talked about niches in the marketplace. Years ago, it was coffee. But cigar smoking - if you go into these cigar bars - maybe I am more sensitive to it, but people are lighting up again. Culbro Corp. has four million shares out, the stock trades at $49. They have Partagas and Macanudo brands. They dominate the market. Right now, the premium-priced market, at retail in the United States, is about $160 million. That's all it is. That market could triple or quadruple in the next four years. They also own all the wrapper leaf. In the Connecticut River Valley, they have 5,500 acres of land that you are getting for free. The book is around $50 a share, valuing the land at historical cost. They also have some legacies in Cuba that I haven't exactly figured out - where they may have the right to market Cohiba - for the unwashed, that is a pretty decent brand of tobacco. A Spanish tobacco company called Tabacalera tried to buy a half interest in their tobacco business - just the tobacco business. The deal was announced back in May for the equivalent of about $100 million, which put a value on the company of $40 a share.

MACALLASTER: WHAT DOES IT SELL FOR?

GABELLI: The stock is at $47-$48.

Q: WHAT HAPPENED TO THE DEAL?

GABELLI: The deal fell through, fortunately.

MACALLASTER: THAT $40 DOESN'T SOUND SO GOOD IF THE MARKET IS AT $48.

GABELLI: There are four million shares, a $47-$48 stock, a $200 million market cap - for a company that is going to grow exponentially in a niche that is right before your nose, Archie, every day. When you are puffing on it, don't miss the play.

   One niche idea is Grupo Televisa. The concept here is that there are a large number of people; from Spain to Miami to LA, to the Philippines to points south, who are Spanish-speaking. These are two ways to play the growth in that market. Grupo Televisa is the Mexico based company that brings the world novelas - soap-opera-type programs that have become very popular.

Q: COULD YOU EXPLAIN YOUR "PRODUCTIVITY ENHANCER" THEME?

GABELLI: I'm thinking about productivity enhancers as a sub-set of agriculture. There are two companies that I have found and am fond of. One has been a long running story, Deere & Co., which

                                       9
is trading today at the equivalent of 108, it split 3-for-1 late last year. It's around $36. Deere has a new generation of farm equipment, Deere stock has spiked up 60% in the last nine months. But, as you think about food commodities over the next 10 years and see what happened in 1995 to grains around the world - what happened to China, to Russia, what's going on in Argentina, Australia, South America - Deere jumps out at you as intriguing. There will be some short-run ripple effects, some quarter their margin will be a half-percent lower and somebody will get uptight that the farmer is not buying. But fundamentally, over the next three to five years, Deere - while it has doubled or tripled in the last three years, has a long way to go. New products, great balance sheet, great cash generator.

Q: WOULD YOU GIVE US SOME NAMES IN INDUSTRIAL PRODUCTS?

GABELLI: There are two that are a little bit gamey, but the rewards could be very attractive. One is a spin-off from ITT called ITT Industries, which just started trading with the symbol IIN. There are 119 million shares, a $23 stock, $1.5 billion of debt. They are the leader in pumps, valves and motors, a leader in automotive components. Earnings for calendar 1996 should be around $2. They should have a shot at $2.50 in 1997 because of strong demand in Europe for their safety-related products. We think that when a shareholder of the old ITT received the pieces, he kept the old ITT, sold off Industries and got rid of ITT Hartford. So there has been a lot of supply around - and that creates an opportunity. The other one is Ingersoll-Rand, which has changed its culture. They made a very aggressive move, making a hostile tender offer last year for Clark Equipment. Ingersoll has 112 million shares, sells around $37 or so. They have positioned themselves in some very attractive productivity enhancing global products by buying Clark. You should start seeing the consolidated benefits of it about 12 months out into 1997. Ingersoll will earn in 1996 about $3, up from about $2.50. [It reported '95 net of $2.55 a share on Thursday.] We see an acceleration in that rate as they pay down debt and get the synergistic benefits of merging the companies.

Q: WHAT'S NEXT?

GABELLI: Split-ups. On the basis of a potential split-up, I like Johnson Controls. The stock is around $67, there are 46 million shares. They have four businesses. Automotive seating, where they're the global dominant leader. They have controls. They have plastics, which is your PET, and they have batteries, which get the benefit from cold weather. The company is absolutely ripe for an ITT - or AT&T - type split-up. We think the values are close to $100 a share today. Book equity is $1.4 billion. It is a very sizable, substantial company. The parts are worth a lot more than the whole - and you should see some opportunity. As an aside, other split-up candidates include BCE Inc. - Bell Canada which owns 52% of Northern Telecom; McGraw-Hill and Media General.

   Another area that travels well for the three billion new consumers is portable power. When one thinks of batteries, one should think of Ralston Purina. Business was not great - the bunny ran out of steam in the fourth quarter. But I think, at these prices - $60-$61, what I have is a company in pet products that is very attractive in portable power batteries - and also in proteins. It got out of the fresh bakery business last year and its official name is now Ralston Purina Group, symbol RAL.


                                       10
   Q: IS THAT IT?

   GABELLI: No. I want to talk a little bit about Quaker Oats and Wrigley. The Wrigley, I'll chew on quickly. The stock is at $53. It is a brand name and a company that does exceptionally well on a global basis. Its product travels well, except to Singapore. There are 116 million shares. about $300 million in cash, no debt, 1.9 billion of revenues, $417 million in EBITDA, and we think earnings go from $2.05 to $2.50 to $3. You could see double digit growth beyond that. And then Quaker Oats.

   ROGERS: Is this a buy or a sell?

   GABELLI: Well, that's why I held OAT for last Jimmy. Here's an example of management hubris. They thought they could sell anything. So they went out and made Thomas Lee rich by buying Snapple for $1.7 billion. At 10% interest or even at 8% interest that's about $100 million in annual interest expense. They thought they could make $75 million - $100 million in EBITDA. But I think they broke even. On top of that, you had amortization of good will. The good news is that Gatorade, even with the onslaught of Pepsi and Coke, continues to maintain share of market. So, the Quaker Oats story is not in the oatmeal - though the oatmeal is a good business. It is not their grocery-product business, either, but in the fact that Gatorade continues to do exceptionally well in the United States and is getting significant penetration outside the U.S., primarily in Latin America and Southeast Asia. That product seems to have very good guzzle appeal, so to speak, on a global basis. With the stock at 34-35, we think the private market value today is in the mid-50s. And [Chairman and CEO W.D.] Smithburg - who was the proponent behind buying Snapple - if he doesn't turn it around in 1996, we think the company is gone. So you should see twice the current price, even with a fizzle in Snapple. And if it works - which I don't think it will - you have a big win.

   Q: WHERE IS THE STOCK DOWN FROM?

   GABELLI: It just hasn't done anything. As the market was buying consumer non-durables and consumer products, like Kellogg and General Mills, Quaker Oats just went nowhere.

   ROGERS: It is making a bottom, according to Mario.

   GABELLI: No. The stock, based on pure earnings per share, could trade down 8 points. But if that, in fact, happens, it just becomes the catalyst for a takeover. So we think there is a win-win here, although in the short run, there are no earnings dynamics.

   Q: THANK YOU, MARIO.

   We're sorry that you didn't come with many stocks, but at least you came.

WHAT WE DO

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.



                                       11
                           [PYRAMID SHAPED GRAPHIC]


      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

OUR APPROACH

      The Fund is a non-diversified mutual fund which invests in a concentrated portfolio of equity securities believed to have favorable EBITDA prospects. This strategy allows the Fund to make larger commitments, in industries or companies which we believe offer dynamic growth opportunities, than are possible with a more diversified portfolio. Consistent with this approach, the top ten holdings of the Fund represented over 47% of the portfolio at December 31, 1995.



                                       12
LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $41.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. We believe the company has been repositioned to enjoy double digit earnings growth over the balance of the decade generating outstanding capital returns for shareholders in the process.

Chris-Craft Industries, Inc. (CCN - $43.25 - NYSE), through its 72% ownership of BHC Communications, Inc. is primarily a television broadcaster. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network (UPN). CCN, with over $1.5 billion in cash and marketable securities, is strongly positioned to expand its operations. CCN is the eighth-largest TV station group owner in the U.S. and covers almost 20% of TV households.

----------------------
Chris-Craft Industries
----------------------

   72%

----------------------
  BHC Communications
----------------------

   56%

----------------------
  United Television
----------------------

General Electric Company (GE - $72.00 - NYSE), having an equity market valuation of $120 billion, is the largest U.S. company, and the third largest industrial company in the world. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's prodding, GE has recorded a series of impressive earnings gains.

Hilton Hotels Corporation (HLT - $61.50 - NYSE) is a major lodging and gaming company. Hilton owns and manages approximately 240 hotels throughout the United States and franchises the Hilton name to other hotel operators. Hilton's hotels include the Waldorf-Astoria (New York), the Beverly Hilton (Los Angeles), the Chicago Hilton and a 50% interest in Hilton Hawaiian Village. HLT's international hotel business is operated under the Conrad Hotels name. (Hotels bearing the "Hilton" name outside the U.S. are properties of the British company Ladbroke Group, plc.) HLT operates gaming properties, primarily in Nevada, including the Flamingo and the Las Vegas Hilton, two casino-hotels in Reno and one in Laughlin. HLT's Nevada properties have 11,000 rooms and more than 375,000 square feet of gaming space. HLT's plan to spin off the company's gaming operations has an indefinite future.

                                       13
Media General, Inc. (MEG'A - $30.375 - ASE) is a Richmond, VA-based company, publishing daily newspapers in Richmond, Tampa, and Winston-Salem. Media General owns three network television stations in Tampa, Charleston, and Jacksonville and a cable television franchise in Fairfax County, VA. With the recovery in the operations and values of media properties, and a pickup in transactions in the cable arena, this company is poised for a significant rebound.

Tele-Communications, Inc. (TCOMA - $19.875 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that proposed telecommunications legislation, combined with the current deregulatory climate in Congress, could prove a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its telephony joint-venture with Sprint to its innovative Internet access business, dubbed @ Home.

Time Warner Inc. (TWX - $37.875 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System, Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

Westinghouse Electric Corp. (WX - $16.50 - NYSE) is a multi-industry company whose dominant focus for growth and investment is now broadcasting. The company recently acquired CBS Inc. for $5.4 billion, creating the nation's largest television and radio broadcaster. To reduce the debt incurred to buy CBS, the company is divesting assets such as its office furnishing unit Knoll Group and its defense and electronic systems business. The remaining industrial portfolio includes Power Systems, Thermo King Refrigeration Unit, Government Systems, and assorted electronics-related businesses.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.



                                       14
IN CONCLUSION

      1995 was a terrific year for most equity investors. As is usually the case during big bull markets, growth stocks delivered better returns than those in the value sector. Looking forward to a less inspiring market in 1996, we believe value investors will have the opportunity to excel.

      We believe the Fund's portfolio is a diversified collection of solid businesses trading at material discounts to their "real world" economic values. In an environment in which individual stock fundamentals are likely to be more important than market momentum in earnings returns, we are confident the Fund will reward its shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                                       Sincerely,

                                       /s/ MARIO J. GABELLI

                                       MARIO J. GABELLI, CFA
                                       President and
                                       Chief Investment Officer

January 31, 1996


         -----------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1995

         Media General, Inc.             Tele-Communications, Inc.
         Hilton Hotels Corporation       Grupo Televisa S.A.
         Chris-Craft Industries, Inc.    Westinghouse Electric Corp.
         Time Warner Inc.                American Express Company
         General Electric Company        Magma Copper Company
         -----------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                                       15

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                              MARKET
   SHARES                                    COST             VALUE
------------                             ------------      ------------
               COMMON STOCKS--93.9%
               PUBLISHING--15.6%
      38,000   McGraw-Hill Companies,
                Inc. ..................  $  2,657,167      $  3,310,750
   2,190,000   Media General, Inc.,
                Class A................    48,475,438        66,521,250
     101,600   Meredith Corporation....     3,913,318         4,254,500
     240,000   Western Publishing
                Group, Inc. +..........     3,727,751         1,890,000
                                         ------------      ------------
                                           58,773,674        75,976,500
                                         ------------      ------------
               BROADCASTING--14.0%
     497,900   Chris-Craft Industries,
                Inc. ..................    13,848,930        21,534,175
     730,000   Grupo Televisa S.A.,
                GDR....................    15,907,587        16,425,000
     110,000   Liberty Corporation.....     2,631,819         3,712,500
       9,000   LIN Television
                Corporation +..........        68,458           267,750
     100,000   Turner Broadcasting
                System, Inc., Class
                A......................     1,540,938         2,587,500
      96,500   United Television,
                Inc. ..................     8,374,380         8,709,125
     910,000   Westinghouse Electric
                Corp. .................    13,697,609        15,015,000
                                         ------------      ------------
                                           56,069,721        68,251,050
                                         ------------      ------------
               CONSUMER PRODUCTS--11.1%
     130,000   American Brands,
                Inc. ..................     5,165,337         5,801,250
     180,000   Carter-Wallace, Inc. ...     2,502,805         2,047,500
      74,000   Culbro Corporation +....     2,005,426         3,635,250
     280,000   General Electric
                Company................    14,168,186        20,160,000
     145,000   Ralston Purina Group....     6,216,825         9,044,375
     100,000   Syratech
                Corporation +..........     1,767,238         2,012,500
      45,000   Tambrands Inc. .........     1,758,500         2,148,750
     385,000   Whitman Corporation.....     3,076,820         8,951,250
                                         ------------      ------------
                                           36,661,137        53,800,875
                                         ------------      ------------
               CABLE--8.3%
     142,000   Cablevision Systems
                Corporation, Class
                A +....................     7,686,939         7,703,500
     280,000   Home Shopping Network,
                Inc. +.................     2,432,164         2,520,000
     180,000   International Family
                Entertainment, Inc.,
                Class B +..............     3,436,575         2,947,500
     960,000   Tele-Communications,
                Inc., Class A +........    10,468,544        19,080,000
     300,000   Tele-Communications,
                Inc./ Liberty Media
                Group, Class A +.......     4,930,659         8,062,500
                                         ------------      ------------
                                           28,954,881        40,313,500
                                         ------------      ------------
               HOTELS/CASINOS--6.4%
     200,000   Aztar Corporation +.....       692,948         1,600,000
     100,000   Circus Circus
                Enterprises, Inc. +....     2,690,916         2,787,500
     385,000   Hilton Hotels
                Corporation............    25,429,589        23,677,500
      90,000   Mirage Resorts,
                Incorporated +.........     1,793,912         3,105,000
                                         ------------      ------------
                                           30,607,365        31,170,000
                                         ------------      ------------

               ENTERTAINMENT--6.4%
     500,000   Time Warner Inc. .......    18,378,516        18,937,500
     200,000   Viacom Inc., Class
                A +....................     4,578,116         9,175,000
      60,000   Viacom Inc., Class
                B +....................     1,975,122         2,842,500
                                         ------------      ------------
                                           24,931,754        30,955,000
                                         ------------      ------------
               INDUSTRIAL EQUIPMENT AND
                SUPPLIES--5.4%
      50,000   AMP Incorporated........     1,944,240         1,918,750
      50,000   Ampco-Pittsburgh
                Corporation............       250,017           537,500
      48,500   AptarGroup, Inc. .......       412,518         1,812,688
      16,200   Brad Ragan, Inc. +......       360,735           571,050
      46,000   Deere & Company.........       800,417         1,621,500
     134,000   Gerber Scientific,
                Inc. ..................       992,301         2,177,500
      75,000   Ingersoll-Rand
                Company................     2,836,898         2,634,375
     165,000   Navistar International
                Corporation +..........     3,233,963         1,732,500
     173,000   Pittway Corporation,
                Class A................     1,947,235        11,720,750
      40,000   Sequa Corporation, Class
                A +....................     1,217,272         1,220,000
       5,000   Sequa Corporation, Class
                B +....................       189,250           197,500
                                         ------------      ------------
                                           14,184,846        26,144,113
                                         ------------      ------------
               FINANCIAL SERVICES--4.4%
     360,000   American Express
                Company................     8,319,236        14,895,000
     200,000   Lehman Brothers Holdings
                Inc. ..................     3,496,918         4,250,000
      60,000   Salomon Inc. ...........     2,565,062         2,130,000
                                         ------------      ------------
                                           14,381,216        21,275,000
                                         ------------      ------------
               WIRELESS COMMUNICATIONS
                --4.1%
     110,000   AirTouch Communications
                Inc. +.................     2,561,962         3,107,500
     435,000   Century Telephone
                Enterprises, Inc. .....     8,732,336        13,811,250
     500,000   Telecom Italia Mobile
                SpA +..................       655,379           881,148
      50,000   Telephone and Data
                Systems, Inc. .........     1,908,750         1,975,000
                                         ------------      ------------
                                           13,858,427        19,774,898
                                         ------------      ------------
               METALS AND MINING--4.1%
      75,000   Barrick Gold
                Corporation............     2,129,630         1,978,125
      60,000   Echo Bay Mines Ltd. ....       755,625           622,500
      60,000   Homestake Mining
                Company................     1,181,500           937,500
     500,000   Magma Copper Company +..    13,898,002        13,937,500
      65,000   Placer Dome Inc. +......     1,594,613         1,568,125
     200,000   Royal Oak Mines
                Inc. +.................       802,333           712,500
                                         ------------      ------------
                                           20,361,703        19,756,250
                                         ------------      ------------

                       See Notes to Financial Statements.

                                       16

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                              MARKET
   SHARES                                    COST             VALUE
------------                             ------------      ------------
               COMMON STOCKS
                (CONTINUED)
               TELECOMMUNICATIONS--3.3%
      60,000   BCE Inc. ...............  $  1,972,375      $  2,070,000
      76,000   C-TEC Corporation +.....     1,270,000         2,356,000
      28,000   Lincoln
                Telecommunications
                Company................       375,125           591,500
       8,000   Motorola, Inc. .........       105,778           456,000
      40,000   Northern Telecom
                Limited................     1,517,750         1,720,000
      30,000   Southern New England
                Telecommunications
                Corporation............       921,603         1,192,500
     190,000   Sprint Corporation......     4,374,874         7,576,250
                                         ------------      ------------
                                           10,537,505        15,962,250
                                         ------------      ------------
               FOOD AND BEVERAGE--2.3%
     250,000   Quaker Oats Company.....     8,431,258         8,625,000
      40,000   Seagram Company Ltd. ...     1,090,750         1,385,000
      20,000   Wrigley (Wm.) Jr.
                Company................       967,012         1,050,000
                                         ------------      ------------
                                           10,489,020        11,060,000
                                         ------------      ------------
               AUTOMOTIVE--1.9%
     180,000   General Motors
                Corporation............     7,736,903         9,517,500
                                         ------------      ------------
               AUTOMOTIVE: PARTS AND
                ACCESSORIES--1.4%
     162,000   Handy & Harman..........     2,463,263         2,673,000
      50,000   Johnson Controls,
                Inc. ..................     1,390,779         3,437,500
      50,000   Quaker State
                Corporation............       570,157           631,250
                                         ------------      ------------
                                            4,424,199         6,741,750
                                         ------------      ------------
               SPECIALITY CHEMICAL
                --1.2%
     131,500   CBI Industries Inc. ....     4,280,912         4,323,062
      75,000   Ferro Corporation.......     1,200,213         1,743,750
                                         ------------      ------------
                                            5,481,125         6,066,812
                                         ------------      ------------
               BUSINESS SERVICES--1.1%
     119,250   Berlitz International,
                Inc., New +............     1,761,954         1,967,625
      35,000   Honeywell, Inc. ........     1,512,552         1,701,875
     135,000   Nashua Corporation......     5,455,523         1,839,375
                                         ------------      ------------
                                            8,730,029         5,508,875
                                         ------------      ------------
               RETAIL--1.0%
      20,000   Burlington Coat Factory
                Warehouse
                Corporation+...........       248,187           205,000
      55,000   Hartmarx Corporation+...       380,563           240,625
      20,000   Lillian Vernon
                Corporation............       271,250           267,500
     170,000   Neiman Marcus Group,
                Inc....................     2,536,312         3,995,000
                                         ------------      ------------
                                            3,436,312         4,708,125
                                         ------------      ------------

               ENERGY--0.9%
      20,000   Atlantic Richfield
                Company................     2,050,080         2,215,000
      30,000   Burlington Resources
                Inc....................     1,226,301         1,177,500
     385,000   Kaneb Services, Inc.+...     1,416,980           866,250
                                         ------------      ------------
                                            4,693,361         4,258,750
                                         ------------      ------------
               DIVERSIFIED INDUSTRIAL
                --0.8%
      11,700   Brady (W.H.) Co.,
                Class A................       131,820           315,900
       5,000   ITT Industries Inc.+....       117,750           120,000
     217,500   Katy Industries, Inc....     1,818,150         2,011,875
      65,400   Lamson & Sessions
                Co.+...................       366,108           506,850
      30,000   Trinity Industries,
                Inc....................       361,680           945,000
      40,000   Tyler Corporation+......       144,500           110,000
                                         ------------      ------------
                                            2,940,008         4,009,625
                                         ------------      ------------
               AVIATION: PARTS AND
                SERVICE--0.2%
      34,000   Hudson General
                Corporation............       625,007         1,105,000
                                         ------------      ------------
TOTAL COMMON STOCKS....................   357,878,193       456,355,873
                                         ------------      ------------


 PRINCIPAL                                                    MARKET
   AMOUNT                                    COST             VALUE
------------                             ------------      ------------
               CORPORATE BONDS--0.5%
               ENTERTAINMENT--0.5%
$  1,204,550   Time Warner Inc., Conv.
                Sub. Deb., 8.75% due
                01/10/2015.............     1,230,971         1,246,709
     997,000   Viacom Inc., Ex. Sub.
                Deb., 8.00% due
                07/07/2006.............       646,804         1,031,895
                                         ------------      ------------
TOTAL CORPORATE BONDS..................     1,877,775         2,278,604
                                         ------------      ------------
               U.S. TREASURY BILL--5.5%
  27,000,000   5.30% ++ due
                01/25/1996.............    26,904,510        26,904,510
                                         ------------      ------------
               REPURCHASE AGREEMENT
                --0.6%
   3,195,000   Agreement with Salomon
                Inc., 5.92% due
                01/02/1996(a)..........     3,195,000         3,195,000
                                         ------------      ------------
TOTAL INVESTMENTS............... 100.5%
                                         $389,855,478(b)    488,733,987
                                         ============
OTHER ASSETS AND
LIABILITIES (NET)................ (0.5)                      (2,589,694)
                                 ------                    ------------
NET ASSETS...................... 100.0%                    $486,144,293
                                 ======                    ============

---------------

(a) Agreement dated 12/29/1995, to be repurchased at $3,197,102, collateralized by $3,182,000 U.S. Treasury Bonds, 7.25% due 11/15/1996 (value $3,213,400).
(b) Aggregate cost for Federal tax purposes was $390,179,072. Net unrealized appreciation for Federal tax purposes was $98,554,915 (gross unrealized appreciation was $110,615,607 and gross unrealized depreciation was $12,060,692).
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                                       17

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------------------

ASSETS:
 Investments, at value (Cost
   $389,855,478).........................               $488,733,987
 Cash....................................                      3,956
 Receivable for investments sold.........                  5,362,752
 Dividends and interest receivable.......                    463,685
 Receivable for Fund shares sold.........                     43,210
                                                        ------------
     Total Assets........................                494,607,590
                                                        ------------
LIABILITIES:
 Payable for investments purchased.......                  5,413,713
 Dividends payable.......................                  1,309,465
 Payable for investment advisory fee.....                    419,445
 Payable for Fund shares redeemed........                    348,424
 Payable for distribution fees...........                    242,811
 Accrued Directors' fees.................                     22,500
 Accrued expenses and other payables.....                    706,939
                                                        ------------
     Total Liabilities...................                  8,463,297
                                                        ------------
     Net assets applicable to 41,882,189
       shares of common stock
       outstanding.......................               $486,144,293
                                                        ============
NET ASSETS CONSIST OF:
 Shares of common stock at par value.....               $     41,882
 Additional paid-in capital..............                387,678,339
 Distributions in excess of net realized
   gain on investments...................                   (454,501)
 Net unrealized appreciation of
   investments...........................                 98,878,573
                                                        ------------
     Total Net Assets....................               $486,144,293
                                                        ============
     Net Asset Value and redemption price
       per share ($486,144,293 /
       41,882,189 shares outstanding;
       300,000,000 shares authorized of
       $0.001 par value).................                     $11.61
                                                              ======

     Maximum offering price per share
       ($11.61 / .945, based on maximum
       sales charge of 5.5% of the
       offering price at December 31,
       1995).............................                     $12.29
                                                              ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------

INVESTMENT INCOME:
 Dividend income (net of foreign
   withholding taxes of $73,737).........               $  6,412,443
 Interest income.........................                  2,721,431
                                                        ------------
     Total Investment Income.............                  9,133,874
                                                        ------------
EXPENSES:
 Investment advisory fee.................                  4,750,908
 Distribution fees.......................                  1,187,757
 Transfer agent fees.....................                    579,076
 Directors' fees.........................                    102,148
 Legal and audit fees....................                     42,186
 Other...................................                    469,439
                                                        ------------
     Total Expenses......................                  7,131,514
                                                        ------------
NET INVESTMENT INCOME....................                  2,002,360
                                                        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
 Net realized gain on investments sold...                 47,144,809
 Net realized loss on futures
   transactions..........................                   (511,104)
 Net realized loss on foreign currency
   transactions..........................                        (56)
                                                        ------------
   Net realized gain on investments......                 46,633,649
                                                        ------------
 Net unrealized appreciation of
   securities, foreign currency and other
   assets and liabilities:
   Beginning of year.....................                 53,719,877
   End of year...........................                 98,878,573
                                                        ------------
     Change in net unrealized
       appreciation of securities,
       foreign currency and other assets
       and liabilities...................                 45,158,696
                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.............................                 91,792,345
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................               $ 93,794,705
                                                        ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR             YEAR
                                                                        ENDED            ENDED
                                                                       12/31/95         12/31/94
                                                                     ------------     ------------
Net investment income..............................................  $  2,002,360     $  3,351,716
Net realized gain on investments...................................    46,633,649       55,349,863
Net change in unrealized appreciation of investments...............    45,158,696      (59,398,869)
                                                                     ------------     ------------
Net increase/(decrease) in net assets resulting from operations....    93,794,705         (697,290)
Distributions to shareholders from:
 Net investment income.............................................    (1,998,027)      (3,351,716)
 Distributions in excess of net investment income..................       --                (4,277)
 Net realized gain on investments..................................   (45,317,754)     (55,458,014)
 Distributions in excess of net realized gain on investments.......       --              (192,460)
Net increase in net assets from Fund share transactions............     3,036,372        5,139,564
                                                                     ------------     ------------
Net increase/(decrease) in net assets..............................    49,515,296      (54,564,193)
NET ASSETS:
Beginning of year..................................................   436,628,997      491,193,190
                                                                     ------------     ------------
End of year........................................................  $486,144,293     $436,628,997
                                                                     ============     ============

                       See Notes to Financial Statements.

                                       18

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is long-term capital appreciation. The Fund commenced operations on September 29, 1989. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily

                                       19

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1995, resulting from different book and tax accounting policies for currency gains and losses, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1995 were a decrease in undistributed net investment income of $56 and a decrease in distributions in excess of net realized gain on investments of $56.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

                                       20

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser manages the Fund's portfolio, makes investment decisions for the Fund, places orders to purchase and sell securities of the Fund, and oversees the administration of all aspects of the Fund's business and affairs. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1995.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.25 percent of the value of the Fund's average daily net assets, for activities primarily intended to result in the sale of the Fund's shares of common stock.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, other than U.S. government and short-term securities, aggregated $291,380,170 and $362,049,318, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1995, the Fund paid brokerage commissions of $124,014 to Gabelli & Company and its affiliates. For the year ended December 31, 1995, Gabelli & Company informed the Fund that it received $336,808 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

6. SHARES OF COMMON STOCK.  Common stock transactions were as follows:

                                                                           YEAR ENDED                      YEAR ENDED
                                                                            12/31/95                        12/31/94
                                                                   ---------------------------     ---------------------------
                                                                     SHARES          AMOUNT          SHARES          AMOUNT
                                                                   ----------     ------------     ----------     ------------
Shares sold....................................................     2,510,990     $ 31,004,832      1,403,794     $ 16,737,922
Shares issued upon reinvestment of dividends...................     3,413,613       39,463,662      4,854,034       51,002,186
Shares redeemed................................................    (5,667,280)     (67,432,122)    (5,257,189)     (62,600,544)
                                                                   ----------     ------------     ----------     ------------
  Net increase.................................................       257,323     $  3,036,372      1,000,639     $  5,139,564
                                                                   ==========     =============    ==========     =============

                                       21

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                                               1995        1994        1993        1992      1991(A)       1990        1989*
                                             --------    --------    --------    --------    --------    --------    ----------
OPERATING PERFORMANCE:
Net asset value, beginning of year.........  $  10.49    $  12.09    $  10.13    $   9.48    $   8.51    $   9.58    $     9.45
                                             --------    --------    --------    --------    --------    --------    ----------
Net investment income......................      0.05        0.09        0.05        0.09        0.13        0.45          0.16
Net realized and unrealized gain/(loss) on
  investments..............................      2.30       (0.09)       3.95        1.11        1.17       (0.98)         0.04
                                             --------    --------    --------    --------    --------    --------    ----------
Total from investment operations...........      2.35        0.00        4.00        1.20        1.30       (0.53)         0.20
                                             --------    --------    --------    --------    --------    --------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................     (0.05)      (0.09)      (0.01)      (0.09)      (0.19)      (0.54)        (0.06)
  Distributions in excess of net investment
    income.................................     --          (0.00)(b)   (0.04)      --          --          --           --
  Net realized gains.......................     (1.18)      (1.50)      (1.99)      (0.46)      (0.14)      --            (0.01)
  Distributions in excess of net realized
    gains..................................     --          (0.01)      --          --          --          --           --
                                             --------    --------    --------    --------    --------    --------    ----------
Total distributions........................     (1.23)      (1.60)      (2.04)      (0.55)      (0.33)      (0.54)        (0.07)
                                             =========   =========   =========   =========   =========   =========   ==========
Net asset value, end of year...............  $  11.61    $  10.49    $  12.09    $  10.13    $   9.48    $   8.51    $     9.58
                                             =========   =========   =========   =========   =========   =========   ==========
Total return **............................     22.5%        0.0%       39.4%       12.7%       15.3%      (5.6)%          2.1%
                                             =========   =========   =========   =========   =========   =========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year (in 000's).........  $486,144    $436,629    $491,193    $423,381    $574,676    $850,685    $1,126,146
  Ratio of net investment income to average
    net assets.............................      0.42%       0.73%       0.38%       0.75%       1.43%       4.45%         6.06%+
  Ratio of operating expenses to average
    net assets.............................      1.50%       1.50%       1.53%       1.52%       1.45%       1.39%         1.48%+
Portfolio turnover rate....................      64.6%       66.6%       21.4%        0.1%       16.2%       58.6%         73.3%

---------------
   * The Fund commenced operations on September 29, 1989.
  ** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
     Total return for the period of less than one year is not annualized.
   + Annualized.
 (a) Per share amounts have been calculated using the monthly average share method for the year ended December 31, 1991.
 (b) Amount represents less than $0.01 per share.

                                       22


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI VALUE FUND INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period September 29, 1989 (commencement of operations) through December 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

                  1995 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 27, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.39 per share. Additionally, on that date, the Fund paid $0.84 per share in long-term capital gains. For fiscal year 1995, 43.4% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 0.74%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund Inc. did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                                       23




                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                                Robert J. Morrissey
President and Chief                                  Attorney-at-Law
Investment Officer                                   Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                                       Karl Otto Pohl
President                                            Former President
Bill Callaghan Associates                            Deutsche Bundesbank

Felix J. Christina                                   Anthony R. Pustorino
Former Senior                                        Certified Public Accountant
Vice President                                       Professor, Pace University
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.


                                    OFFICERS

Mario J. Gabelli, CFA                                Bruce N. Alpert
President and                                        Chief Operating Officer
Chief Investment Officer                             Vice President and
                                                     Treasurer

James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallager

                                  UNDERWRITER
                            Gabelli & Company, Inc.


This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                    [PHOTO]


THE

GABELLI

VALUE

FUND

INC.


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995